UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 15, 2013

Dillard's, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-6140	71-0388071
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

(501) 376-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On May 15, 2013 the registrant issued a press release announcing results for the 13 weeks ended May 4, 2013.  A copy of the press release is furnished as Exhibit 99.

Item 9.01         Financial Statements and Exhibits

99        Press Release dated May 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD'S, INC.

DATED:	May 15, 2013	By:	/s/ James I. Freeman
		Name:	James I. Freeman
		Title:	Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated May 15, 2013